FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


Date of Report (Date of earliest event reported)   September 19, 1997
                                                 -------------------------------

                         COSTA RICA INTERNATIONAL, INC.
                         ------------------------------
                formerly known as QUANTUM LEARNING SYSTEMS, INC.
             (Exact Name of Registrant as specified in its charter)



         Nevada                        0-18222                 87-0432572
         ------                        -------                 ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)




                          Suite 301, 2525 S.W. 3rd Ave.
                              Miami, Florida 33129
                              --------------------
               (Address of principal executive offices, zip code)




                                 (305) 365-5820
                                 --------------
              (Registrant's telephone number, including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1. CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        The Registrant has entered into a non-binding Letter of Intent with Corporacion As de Oros, S.A. a Costa Rican corporation ("Oros") and Comercial Angui, S.A., a Costa Rican corporation ("CA") (the parent corporation of Oros) for Registrant to either (i) merge Oros or CA into Registrant or (ii) purchase all of the assets of Oros (subject to certain existing liabilities) for cash or stock of Registrant or a combination thereof or (iii) purchase all of the stock of CA from Oros for cash or stock of Registrant or a combination thereof.

        Pursuant to prior approval of the Board of Directors of the Registrant, the Registrant is presently engaged in the due diligence process.

Item 3. BANKRUPTCY OR RECEIVERSHIP.

        Not Applicable.

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not Applicable.

Item 5. OTHER EVENTS.

        Not Applicable.

Item 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        Not Applicable.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Not Applicable.

Item 8. CHANGES IN FISCAL YEAR.

        Not Applicable.

Item 9. SALES OF EQUITY SECURITIES PURSUANT TO  REGULATION S.

         Not Applicable.




                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   COSTA RICA INTERNATIONAL,    INC.

                                   By: /s/ Calixto Chaves Zamora
                                      ------------------------------------------
                                           Calixto Chaves Zamora
                                           Chairman

                                   Dated:  September 19, 1997